UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                           Date of Report: May 8, 2006
--------------------------------------------------------------------------------
                        (Date of earliest event reported)


                                  ABIOMED, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

           Delaware                                          04-2743260
(State or other Jurisdiction of                    (IRS Employer Identification
         Incorporation)                                        Number)


                                     0-20584
                            (Commission File Number)

                              22 Cherry Hill Drive
                                Danvers, MA 01923
          (Address of Principal Executive Offices, including Zip Code)

                                 (978) 777-5410
              (Registrant's Telephone Number, including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 2.02   Results of Operations and Financial Condition.

         Attached and incorporated herein by reference as Exhibit 99.01 is a copy of a press release of ABIOMED, Inc. dated May 8, 2006, reporting financial results for its fiscal year ended March 31, 2006. The information contained in this report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Securities Act of 1934, whether made before or after the date hereof and regardless of any general incorporation language in such filing, except as expressly set forth by specific reference in such filing.


Item 9.01   Financial Statements and Exhibits


     (c) Exhibits

          99.01         Press release dated May 8, 2006

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        ABIOMED, Inc.



                                        By:  /s/ Daniel J. Sutherby
                                             -----------------------------
                                             Daniel J. Sutherby
                                               Principal Financial Officer


Date:  May 8, 2006

                                  Exhibit Index



   Exhibit Number         Description

       99.01              Press release dated May 8, 2006